MAP-GOVERNMENT FUND, INC.
          520 Broad Street, Newark, NJ  07102-3111
                       1-800-559-5535

               Supplement Dated August 6, 1998
To Prospectus Dated May 1, 1998, as Supplemented May 1, 1998

This supplement should be read in conjunction with the prospectus for the MAP-Government Fund, Inc. (the "Fund"), a copy of which can be obtained without charge from First Priority Investment Corporation ("First Priority"), 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-GOVERNMENT FUND, INC., or by telephoning 1-800-559-5535.

On July 15, 1998, MBL Life Assurance Corporation ("MBL Life"), the ultimate parent company of First Priority and sponsor of the Fund, entered into an agreement with SunAmerica Inc. ("SunAmerica") pursuant to which SunAmerica will purchase the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the predecessor in interest to MBL Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998 (the "Closing"). The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan").

The investment adviser to the Fund, First Priority, is a wholly-owned indirect subsidiary of MBL Life. First Priority also serves as the distributor of the Fund's shares. Under the terms of the Acquisition, MBL Life's interest in First Priority will not be included in the assets that are transferred to SunAmerica. At the present time, it is anticipated that First Priority will cease to function as a going concern at some point in time after the Closing.

As of June 30, 1998, MBL Life and certain related entities (together, the "MBL Entities") owned 96% of the outstanding shares of the Fund. In connection with the resolution of the proceedings associated with the Plan, the MBL Entities will no longer retain their respective interests in the Fund. Redemptions of Fund shares by the MBL Entities will cause the Fund's ratio of expenses to average net assets to increase and may cause the effective yield of the Fund to decrease. However, First Priority has agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .75% of the Fund's average daily net assets through December 31, 1998. In any event, the Board of Directors of the Fund (the "Board") is considering alternatives with regard to the Fund, including the possible liquidation and dissolution of the Fund. Among the factors being taken into account by the Board is whether, as a result of the planned redemption of Fund shares by the MBL Entities, the Fund can continue to operate in an economically viable manner. Shareholders will be given the opportunity to vote on any proposed plan of liquidation and dissolution.